UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21905
                                                    -----------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ---------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141
                                                           ---------------

                      Date of fiscal year end: DECEMBER 31
                                              -------------

                   Date of reporting period: DECEMBER 31, 2007
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[GRAPHIC OMITTED]                                          [LOGO] FIRSTTRUST
                                                                  ADVISORS L.P.

                                ANNUAL
                                REPORT
                                FOR THE YEAR ENDED
                                DECEMBER 31, 2007

                                FIRST TRUST/
                                ABERDEEN
                                EMERGING
                                OPPORTUNITY
                                FUND

                                                                   [LOGO]
                                                                  ABERDEEN
                                                              ASSET MANAGEMENT

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TABLE OF CONTENTS
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              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                  ANNUAL REPORT
                                DECEMBER 31, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    7
Portfolio of Investments ..................................................    9
Schedule of Forward Foreign Currency Contracts ............................   15
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   17
Statements of Changes in Net Assets .......................................   18
Statement of Cash Flows ...................................................   19
Financial Highlights ......................................................   20
Notes to Financial Statements .............................................   21
Report of Independent Registered Public Accounting Firm ...................   27
Additional Information ....................................................   28
Board of Trustees and Officers ............................................   31

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

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SHAREHOLDER LETTER
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              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND (FEO)
                                  ANNUAL REPORT
                                DECEMBER 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") for the 12-month period ended December 31, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased that the Fund is a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities to the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust/Aberdeen Emerging Opportunity Fund

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                              PORTFOLIO COMMENTARY
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FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

The primary investment objective of First Trust/Aberdeen Emerging Opportunity Fund ("FEO" or the "Fund") is to provide a high level of total return. The Fund will pursue its investment objective by investing in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

THE U.S. FINANCIAL MARKETS

The year 2007 was dominated by the unfolding credit crisis in mortgage-backed structured credits and its impact on the financial system. The first half of the year saw 10-year government bond yields rising and central banks, with the notable exception of the Federal Reserve, raise policy interest rates in response to perceived inflationary threats from strong economic growth and large commodity price rises.

THE GLOBAL FINANCIAL MARKETS

The Bank of Japan raised rates once by 25 basis points to 0.5%. The European Central Bank ("ECB") and central bank of Australia raised rates twice by 25 basis points to 4% and 6.75%, respectively. Other central banks were even more aggressive, with the Bank of England raising rates three times to 5.75%; the central banks of New Zealand and Sweden four times to 8.25% and 4%, respectively; and the central banks of Switzerland and Norway increasing on seven separate occasions to 2.75% and 5.25%, respectively.

While the majority of these interest rate increases occurred in the first half of 2007, before the severity of the U.S. credit crisis became fully apparent, several of the peripheral central banks, notably Australia, Norway and Sweden, have continued to tighten policy even as the Federal Reserve has begun to aggressively lower the Federal funds rates.

Despite large temporary liquidity injections from the ECB and others and measures to increase the range of assets with which commercial banks can pledge against central bank loans, only the central banks of Canada and the United Kingdom ("UK") had, by year end, joined the Federal Reserve and cut policy interest rates in response to the credit crisis.

Canada cut rates as a result of lower inflation and its higher sensitivity to U.S. economic growth. The UK cut in response to the seizing up of the short-term money markets and resulting spike of inter-bank interest rates which resulted in a run on a UK mortgage lender and the extension of government guarantees to its deposit holders to ensure the solvency of the entire banking system.

THE BOND MARKETS

Government bond yields have fallen sharply across the developed world and yield curves steepened through the second half of 2007. The currency hedged JP Morgan World Government Bond Index returned 5.7%. The U.S., UK and Canada had the highest local currency returns, 9.1%, 5.2% and 5.0%, respectively. Japan (2.6%), the Eurozone (1.8%) and Switzerland (-0.7%) posted the lowest returns. All the returns came in the second half of 2007 with only the U.S. showing positive returns in the first half of the year.

In the G3 markets, which represent the dollar, the Yen and the Euro, 10-year bond yields fell sharply in the U.S., from 4.7% to 4.0%; fell modestly in Japan from 1.7% to 1.5%; and were broadly unchanged in the European Union ("EU") with German bonds at 3.9%. Canada and the UK saw modest declines in the second half of 2007 to end down approximately 20 basis points at 4% and 4.5%, respectively. Other peripheral markets which saw the bulk of the interest rate increases saw 10-year bond yields rise. For example, in Australia and New Zealand 10-year bond yields rose by 50 basis points to 6.3%, and Sweden, Norway and Switzerland saw similar increases to 4.3%, 4.7% and 3.0%, respectively.

The rapid widening of spreads on financial and asset-backed paper and sharp falls in financial sector equity prices provoked very strong buying of the shortest dated government paper, resulting in sharp steepening of the government yield curves. U.S. and European high-yield bond spreads widened by approximately 300 and 250 basis points, respectively, in the second half of 2007. The difficulties faced by mortgage lenders and bond insurers, coupled with the large losses on holdings of structured credit and leveraged loans by banks, saw 2-year Treasury notes fall 180 basis point to 3%, at one point trading 165 basis points below the Federal funds rate despite three rate cuts.

The JP Morgan unhedged Global Government Bond Index returned 10.8% for the year, 5.1% of which was accounted for by depreciation of the U.S. dollar.

THE U.S. DOLLAR VS. OTHER CURRENCIES

The dollar fell against every major currency over the course of the year. The commodity currencies fared best with the Canadian dollar up 16%, the Norwegian Krone up 15%, the Australian dollar up 11% and the New Zealand dollar up 9%.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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The Euro strengthened continually throughout 2007, finishing up 10%. The Yen rallied strongly as currency carry trades were unwound due to higher volatility and lower risk tolerance. The Yen ended the year up 6% versus the dollar, with the other "carry trade" funding currency, the Swiss Franc, up 7%.

The British Pound was the weakest major currency, rising only 1%. Investors sold Sterling against other currencies expecting interest rates to fall dramatically as the UK is seen as being even more sensitive to house price falls and financial market turmoil than the U.S.

Currency volatility increased dramatically through the year, and uncertainty over the future path of monetary policy across the G3 markets and excessive speculation in carry trades led to several episodes when Yen cross rates moved by almost 20% in a matter of weeks during the latter half of the year.

FIXED-INCOME MARKETS

Emerging fixed-income markets had a mixed performance during 2007, as risk premiums fluctuated throughout the period triggered by concerns over the outlook of the U.S. sub-prime mortgage market. The first bout of volatility occurred in late February 2007, with concerns about an unwinding of "carry trades" also weighing on emerging markets. Within a few weeks, global risk aversion began to subside as markets took a more measured view on the ability of the U.S. economy to weather the sub-prime storm. Emerging markets resumed their strong performance during the second quarter of 2007 but tumbled in July/August 2007, as sub-prime concerns spread to global money markets, leading to a severe spike in interbank rates and fanning fears of a credit crunch. Global risk aversion continued into the fourth quarter of 2007 as large investment banks started reporting very poor end-of-year financials.

POLITICAL EVENTS

BRAZIL. The news was overall very positive in Brazil, as President Lula secured a second term in office; the local currency rating was upgraded to investment grade; fiscal performance continued to shine; the trade surplus remained robust; foreign direct investment rose to a record level; inflation eased and the Central Bank maintained its interest-rate cutting cycle, supporting the longer-term growth outlook. The failure by Brazil's government to pass the CPMF tax renewal, a financial transaction cost that represents 1.6% of Gross Domestic Product ("GDP"), had a mild negative impact on Brazilian assets, although officials were quick to reassure the market of its commitment to maintain the 3.8% primary surplus.

TURKEY. In contrast, things were more turbulent in Turkey, as the military intervened during the Presidential election process in May 2007, leaving a temporary black cloud hanging over Turkish assets. As calm prevailed, the AKP-led government sought and won a stronger election mandate during parliamentary elections in June 2007 and once again proposed Foreign Minister Gul as their choice for President, which was approved in its third attempt. While the military issued another coded warning prior to the vote about maintaining its vigilance of a secular state, it stopped short in sparking a repeat of the political crisis that occurred in May 2007, leading to a strong rally on Turkish assets.

PAKISTAN. The assassination of Benazir Bhutto was the latest sad chapter in Pakistan politics, as the Pakistan Peoples Party ("PPP") leader, who was tipped to win the election as prime minister in January 2008, was gunned down during an election rally on December 27, 2007. The ensuing domestic unrest in Bhutto's province of Sind sparked concern about the future of the PPP and the scheduled elections on January 8, 2008, which have since been delayed until February. While Pakistan's economic performance has remained robust with strong growth and fiscal discipline remaining in place, the cloudy political situation led to a sharp increase in the country risk premium.

ECUADOR. There were a few political events that caught the attention of the market. Presidential elections in Ecuador created considerable volatility in the country's external debt during the period, with an initial sharp drop in prices following the populist candidate Correa's victory in the November 2007 election. The initial hostile rhetoric of the new administration was subsequently toned down as the Economy Minister was replaced and his successor adopted a more pragmatic approach towards future debt service, albeit without ruling out the possibility of future restructuring. Ecuador has been one of the strongest performers in the external market over the past year.

UKRAINE. Ukraine assets performed well despite rising political tensions between President Yuschenko and Prime Minister Yanukovych that led to a virtual shutdown of the government and parliamentary elections at the end of September 2007. The result was somewhat of a surprise, as a stronger-than-expected showing by Yulia Tymoshenko's party vaulted the Orange Coalition back into power. While the outlook for Ukrainian debt remains supportive, underpinned by strong economic growth and limited sovereign indebtedness, there are a few burning issues on the horizon. It remains to be seen how long the new government will remain intact given its narrow majority in parliament, and the pro-Western government may find relations somewhat strained with Russia, resulting in higher gas import prices.

RUSSIA. Political intrigue was heightened in Russia as President Putin endorsed First Vice Prime Minister Dmitry Medvedev as the candidate for the United Russia Party for the presidential election in March 2008. Putin's backing effectively guarantees victory by Medvedev, who is also chairman of Gazprom. The following day, Medvedev said he would offer the Prime Minister position to Putin, who accepted the post.

VENEZUELA. Political risk eased in Venezuela as the controversial constitutional reform proposed by President Chavez was not approved during the referendum vote on December 2, 2007. The narrow victory for the opposition prompted a rally on Venezuela bonds, which along with Argentina have been the top underperformers throughout the year.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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EQUITY

Cyclical sectors such as Materials and Industrials performed well over the year. While the Fund's underweight to Cyclicals has cost the portfolio to date, we remain wary of their "boom/bust" nature and will remain committed to our approach of investing in companies with strong balance sheets and good cash flow generation. Our preference remains to invest in companies positioned to benefit from rising domestic consumption in emerging markets, which we believe is a structurally sounder theme.

Globally, Financial stocks have come under pressure due to uncertainty over the sector's exposure to U.S. sub-prime loans and the associated deterioration in many major banks' balance sheets. We believe that the Fund's emerging market Financial holdings have little or no exposure to this, and we see recent declines in Financial stocks as market mispricing, particularly in light of our analysis and recent strong earnings from the Fund's portfolio companies. A lack of "sophistication" and/or strong loan demand has meant that the Fund's Financials have had little need to seek higher returns via structured investment vehicles. In addition, our Banking stocks remain well capitalized, and we maintain our confidence in their quality. We see Financials as domestic consumption plays through which we can capitalize on the rise of the middle classes in emerging market countries, particularly given a background of low financial product penetration.

The Consumer sector generally lagged amid rising commodity prices, competition and concerns over slower domestic growth in countries like Mexico. The Fund's overweight to Mexico cost the Fund (205 basis points overall) as the market reacted negatively to the threat of a U.S. consumer slowdown and slower than expected GDP growth.

FUND RECAP

The Fund had a net asset value ("NAV") total return of 15.74% 1 for the twelve months ended December 31, 2007. This compares to 21.23% for the Fund's blended benchmark 2 total return over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns over the twelve months ended December 31, 2007 for these indexes were as follows: the Lehman Global Emerging Markets Index was 5.16%; and the FTSE All World Emerging Index was 35.73%. The Fund's total return based on market price for the twelve months ended December 31, 2007 was 12.53% 3.

FIXED-INCOME

The emerging market debt component of the Fund returned a positive 10.0%, although this underperformed the benchmark 4 for the fixed-income portion of the Fund which returned 11.8%. This modest underperformance was mainly due to the Fund's poor performance in its external debt holdings, which only returned 1.7%, compared to the benchmark return of 6.16% for the period, due to the Fund's overweight holdings in Argentina, Venezuela and Pakistan, which all had negative returns for the year. The local currency-denominated bonds outperformed the benchmark, returning 21.2% for the period with best performance coming from Turkey (47.5%) and Brazil (36.6%) and the central banks cutting rates throughout the year.

EQUITY

The equity portion of the Fund's portfolio rose 33.1% over the year, a healthy return in absolute terms. However, the equity portion of the Fund lagged its benchmark, the MSCI Global Emerging Markets Index, by 662 basis points.

At the heart of this underperformance is the Fund's underweight to Cyclicals and overweight to Financials and Consumer stocks. These positions are a function of the investment process with its emphasis on the quality of the Fund's holdings, in terms of management, balance sheet and business.

During the year the Fund initiated positions in Brazilian fashion retailer Lojas Renner, Czech Bank Komercni and Mexican Coke bottler Grupo Continental. Also initiated were positions in South African fashion retailer Truworths, Turkish hard-discount retailer BIM and Indonesian conglomerate Astra, which offers the Fund exposure to consumption growth. The Fund sold its positions in Checkpoint, Zhejiang Expressway and Hyundai completely.

----------------------
      1 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share and does not reflect sales load.

      2 The Fund's blended benchmark consists of the following: 32.5% JPMorgan Emerging Markets Bond Index Global Diversified; 32.5% JPMorgan Government Bond Index-Emerging Markets; and 35% MSCI (Morgan Stanley Capital International) Global Emerging Markets Index.

      3 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share market price per share.

      4 The benchmark for the fixed-income portion of the Fund consists of the following: 50% JPMorgan Emerging Markets Bond Index Global Diversified and 50% JPMorgan Government Bond Index-Emerging Markets (JPM GBI-EM).

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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                             PORTFOLIO MANAGER Q & A

WHAT IS YOUR OUTLOOK FOR THE MARKET?

Emerging markets are expected to face more headwinds caused by the ongoing credit crunch in the coming months. We believe it will become increasingly difficult for central banks to rely on monetary policy to control rising fuel and food prices, while trying to sustain economic growth. As such, we believe a slowdown in global economic growth and a weakening of corporate profits are likely to follow.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We are confident that the Fund's holdings, made up of well-run companies that generate strong cash flow and have healthy balance sheets, will be able to weather these potentially volatile conditions, which also suits our careful, bottom-up approach of value investing. We will continue to focus on fundamentals and valuations and remain optimistic about the longer-term prospects for emerging markets.

                                   SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment adviser, is a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                            PORTFOLIO MANAGEMENT TEAM

Investment decisions for the Fund are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-today management of the Fund's portfolio.

EQUITY MANAGEMENT TEAM

DEVAN KALOO

HEAD OF EMERGING MARKET EQUITY FOR THE ABERDEEN GROUP

Mr. Kaloo is responsible for the London based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely. Mr. Kaloo began his career at Martin Currie in Edinburgh shortly after graduation, working initially on the North American desk before transferring to the global asset allocation team. Mr. Kaloo moved off the global asset allocation team in 1997, and for the next three years, he worked on Asian portfolios before joining Murray Johnstone in Singapore in July 2000. Following the latter's acquisition, he transferred to the Aberdeen Group where he was responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Mr. Kaloo took his current position in July 2005. Mr. Kaloo graduated with an MA (Hons) in Management and International Relations from St. Andrews University in Scotland and holds a postgraduate degree in Investment Analysis from Stirling University, also in Scotland.

JOANNE IRVINE

HEAD OF GEM EQUITY TEAM EX ASIA

Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East. After qualifying as a chartered accountant in 1992, she worked in corporate finance specializing in raising development capital finance for private businesses. In January 1996, Ms. Irvine joined the Aberdeen Group in a group development role. Since May 1997, Ms. Irvine has been part of Aberdeen's emerging markets fund management group in London.

MARK GORDON-JAMES

INVESTMENT MANAGER, GEM EQUITY TEAM

After graduating with a degree in Geography and Economics from the London School of Economics in 2000, Mr. Gordon-James worked with the emerging markets team of Merrill Lynch Investment Managers. Mr. Gordon-James joined the Aberdeen Group in April 2004.

FIONA MORRISON

INVESTMENT MANAGER, GEM EQUITY TEAM

Ms. Morrison is an investment manager on the emerging markets ex Asia team. She has a BA with honors in History and French from Durham University. Ms. Morrison joined Aberdeen in 2001 as an analyst.

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                       PORTFOLIO COMMENTARY - (CONTINUED)
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ED CONROY

INVESTMENT MANAGER, GEM EQUITY TEAM

Mr. Conroy is an assistant manager on the emerging markets ex Asia desk. In June 2004, he graduated from University College, Oxford with a MSc in Biochemistry and joined Aberdeen.

ANDY BROWN

INVESTMENT MANAGER, GEM EQUITY TEAM

Mr. Brown is an assistant investment manager on the emerging markets ex Asia desk. He graduated from the University of St. Andrews with a BSc in Geography in June 2003. Prior to joining Aberdeen in March 2005, Mr. Brown worked in the oil field consumables industry in the United Arab Emirates.

FIXED-INCOME MANAGEMENT TEAM

DEREK FULTON

HEAD OF GLOBAL AND ASIAN BONDS

Mr. Fulton joined Murray Johnstone in 1996 as a graduate trainee in Fixed-Income. In 1998, he qualified as an Associate of the Institute of Investment Management & Research. Mr. Fulton has since become a senior member of the Fixed-Income team with Aberdeen and is responsible for the day-to-day management of global fixed-income and government portfolios. He is a member of Aberdeen's global economics team.

BRETT DIMENT

HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the Fixed-Income group and became head of the emerging market debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the emerging market debt team and portfolios.

KEVIN DALY

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the emerging markets team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed-income at INVESCO Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Tayebi has 10 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers, focusing on emerging currency and debt trading and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005.

MAX WOLMAN

PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Markets Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO COMPONENTS (a)
DECEMBER 31, 2007

                       PORTFOLIO COMPONENTS -- BY INDUSTRY


Government Bonds and Notes                 42.3%
Commercial Banks Non-US                     9.4%
Diversified Financial Services              7.6%
Oil & Gas                                   4.6%
Retail                                      4.6%
Semiconductors                              3.3%
Beverages                                   2.8%
Cellular Telecommunications                 2.4%
Insurance                                   1.7%
Diversified Minerals                        1.6%
Building Products-Cement/Aggregates         1.6%
Real Estate                                 1.6%
Tobacco                                     1.5%
Electric Utilities                          1.4%
Medical-Drugs                               1.4%
Telecommunications                          1.1%
Food Retail                                 1.1%
Diversified Operations                      1.0%
Household Products                          1.0%
Banking                                     0.9%
Paper and Related Products                  0.9%
Export/Import Bank                          0.8%
Steel Producers                             0.8%
Gas Utilities                               0.8%
Chemicals                                   0.7%
Airport Development/Maintenance             0.6%
Transportation                              0.6%
Applications Software                       0.6%
Construction & Chemicals                    0.5%
Leisure Time                                0.5%
Building-Residential/Commercial             0.3%

(a) Percentages are based on total investments. Please note that the percentages on the Portfolio of Investments are based on net assets.


                        See Notes to Financial Statements                 Page 7

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO COMPONENTS (a) (b) - (CONTINUED)
DECEMBER 31, 2007

                       PORTFOLIO COMPONENTS -- BY COUNTRY


Brazil                                     13.3%
Mexico                                      8.1%
Turkey                                      6.9%
China                                       6.9%
India                                       6.2%
Venezuela                                   5.4%
Argentina                                   5.3%
Ukraine                                     3.5%
South Korea                                 3.3%
Russia                                      3.3%
Colombia                                    3.3%
South Africa                                3.0%
Taiwan                                      3.0%
Uruguay                                     2.9%
Indonesia                                   2.8%
Egypt                                       2.7%
Peru                                        2.3%
Philippines                                 1.9%
Thailand                                    1.8%
Malaysia                                    1.8%
Ecuador                                     1.7%
Dominican Republic                          1.4%
Ghana                                       1.3%
Chile                                       1.1%
Serbia                                      1.0%
Czech Republic                              1.0%
Pakistan                                    1.0%
Hungary                                     1.0%
El Salvador                                 1.0%
Gabon                                       0.7%
Nigeria                                     0.6%
Qatar                                       0.5%

(a) Percentages are based on total investments. Please note that the percentages on the Portfolio of Investments are based on net assets.

(b) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Sub-Advisor.


Page 8                  See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2007

   PRINCIPAL
     VALUE
    (LOCAL                                                                             STATED        VALUE
   CURRENCY)                            DESCRIPTION                          COUPON   MATURITY    (US DOLLARS)
--------------   ---------------------------------------------------------   ------   --------   -------------
BONDS AND NOTES (b) - 57.7%

                 ARGENTINA - 4.7%
       760,000   Banco Hipotecario SA (USD) ..............................    9.75%   04/27/16   $     712,500
     3,732,350   Central Bank of Argentina (ARS) (c) .....................    2.00%   02/04/18       1,649,182
     4,620,000   Republic of Argentina (USD) .............................    7.00%   04/17/17       3,600,525
                                                                                                 -------------
                                                                                                     5,962,207
                                                                                                 -------------
                 BRAZIL - 6.2%
     3,420,000   Brazil NTN - B Note (BRL) ...............................    6.00%   08/15/10       3,144,086
       430,000   Independencia International Ltd. (USD) ..................    9.88%   01/31/17         432,150
     1,000,000   Isa Capital do Brasil SA (USD) ..........................    7.88%   01/30/12       1,022,500
     5,530,000   Nota do Tesouro Nacional (BRL) ..........................   10.00%   01/01/17       2,611,270
       700,000   Odebrecht Finance Ltd. (USD) ............................    7.50%   10/18/17         706,825
                                                                                                 -------------
                                                                                                     7,916,831
                                                                                                 -------------
                 CHINA - 1.3%
       450,000   Agile Property Holdings Ltd. (USD) ......................    9.00%   09/22/13         426,423
       670,000   Parkson Retail Group Ltd. (USD) .........................    7.88%   11/14/11         666,650
       540,000   Parkson Retail Group Ltd. (USD) .........................    7.13%   05/30/12         523,152
                                                                                                 -------------
                                                                                                     1,616,225
                                                                                                 -------------
                 COLOMBIA - 3.4%
       340,000   EEB International Ltd. (USD) ............................    8.75%   10/31/14         349,231
 3,140,000,000   Republic of Colombia (COP) ..............................   12.00%   10/22/15       1,743,363
     2,030,000   Republic of Colombia (USD) ..............................    7.38%   09/18/37       2,269,236
                                                                                                 -------------
                                                                                                     4,361,830
                                                                                                 -------------
                 DOMINICAN REPUBLIC - 1.4%
       820,000   Cerveceria Nacional Dominica (USD) (c) ..................   16.00%   03/27/12         951,200
       740,000   Dominican Republic (USD) ................................    8.63%   04/20/27         862,100
                                                                                                 -------------
                                                                                                     1,813,300
                                                                                                 -------------
                 ECUADOR - 1.7%
     1,610,000   Republic of Ecuador (USD) ...............................   10.00%   08/15/30       1,565,725
       630,000   Republic of Ecuador (USD) ...............................    9.38%   12/15/15         639,450
                                                                                                 -------------
                                                                                                     2,205,175
                                                                                                 -------------
                 EGYPT - 2.8%
     7,500,000   Arab Republic of Egypt (EGP) ............................    8.75%   07/18/12       1,412,372
     2,140,000   Egypt Government Bond (EGP) .............................    9.10%   09/20/12         401,290
    10,000,000   Egypt Treasury Bill (EGP) ...............................    0.00%   04/29/08       1,773,125
                                                                                                 -------------
                                                                                                     3,586,787
                                                                                                 -------------
                 EL SALVADOR - 1.0%
     1,090,000   Republic of El Salvador (USD) ...........................    7.65%   06/15/35       1,264,400
                                                                                                 -------------
                 GABON - 0.8%
       940,000   Gabonese Republic (USD) .................................    8.20%   12/12/17         977,600
                                                                                                 -------------
                 GHANA - 1.3%
     1,600,000   Republic of Ghana (USD) .................................    8.50%   10/04/17       1,685,077
                                                                                                 -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

   PRINCIPAL
     VALUE
    (LOCAL                                                                             STATED        VALUE
   CURRENCY)                            DESCRIPTION                          COUPON   MATURITY    (US DOLLARS)
--------------   ---------------------------------------------------------   ------   --------   -------------
BONDS AND NOTES (b) - (CONTINUED)

                 INDIA - 1.9%
    65,000,000   JPMorgan Chase Bank NA, Credit Linked Note (INR) (c) ....    8.07%   01/15/17   $   1,679,627
    28,000,000   JPMorgan International Derivatives (GBP) ................    7.49%   09/08/08         695,639
                                                                                                 -------------
                                                                                                     2,375,266
                                                                                                 -------------
                 INDONESIA - 1.2%
       990,000   BLT Finance BV (USD) ....................................    7.50%   05/15/14         853,067
       120,000   Majapahit Holding BV (USD) ..............................    7.75%   10/17/16         119,101
       670,000   Majapahit Holding BV (USD) ..............................    7.25%   06/28/17         633,334
                                                                                                 -------------
                                                                                                     1,605,502
                                                                                                 -------------
                 MEXICO - 3.3%
       330,000   Desarrolladora Homex SA (USD) ...........................    7.50%   09/28/15         334,125
    17,300,000   Mexican Fixed Rate Bonds (MXN) ..........................    8.00%   12/07/23       1,557,337
    15,580,000   Mexican Fixed Rate Bonds (MXN) ..........................    9.50%   12/18/14       1,534,975
     7,250,000   Mexican Fixed Rate Bonds (MXN) ..........................    9.00%   12/20/12         691,966
        60,000   Urbi, Desarrollos Urbanos SA de CV (USD) ................    8.50%   04/19/16          61,800
                                                                                                 -------------
                                                                                                     4,180,203
                                                                                                 -------------
                 NIGERIA - 0.7%
     1,000,000   GTB Finanace BV (USD) ...................................    8.50%   01/29/12         965,000
                                                                                                 -------------
                 PAKISTAN - 1.0%
       670,000   Islamic Republic of Pakistan (USD) ......................    6.88%   06/01/17         551,075
       830,000   Pakistan Mobile Communication (USD) .....................    8.63%   11/13/13         778,680
                                                                                                 -------------
                                                                                                     1,329,755
                                                                                                 -------------
                 PERU - 2.4%
     6,040,000   Peru Bono Soberano (PEN) ................................    7.84%   08/12/20       2,260,162
       790,000   Republic of Peru (USD) ..................................    6.55%   03/14/37         829,539
                                                                                                 -------------
                                                                                                     3,089,701
                                                                                                 -------------
                 PHILIPPINES - 0.9%
     1,000,000   Republic of Philippines (USD) ...........................    8.25%   01/15/14       1,125,050
                                                                                                 -------------
                 RUSSIA - 2.4%
       830,000   Alfa Bond ISS (USD) (c) .................................    8.64%   02/22/17         772,597
    10,400,000   GPB Eurobond Finance PLC (RUB) ..........................    7.25%   02/22/10         424,860
    44,840,981   Red Arrow International Leasing PLC (RUB) ...............    8.38%   06/30/12       1,831,926
                                                                                                 -------------
                                                                                                     3,029,383
                                                                                                 -------------
                 SERBIA - 1.1%
     1,460,000   Republic of Serbia (USD) (d) ............................    3.75%   11/01/24       1,357,727
                                                                                                 -------------
                 SOUTH AFRICA - 1.2%
    10,770,000   Republic of South Africa Government Bond (ZAR) ..........   10.00%   02/28/09       1,571,403
                                                                                                 -------------
                 TURKEY - 4.8%
       730,000   Republic of Turkey (USD) ................................    8.00%   02/14/34         813,366
     1,380,000   Turkey Government Bond (TRY) ............................   10.00%   02/15/12       1,284,683
     4,780,000   Turkey Government Bond (TRY) ............................   16.00%   03/07/12       4,075,625
                                                                                                 -------------
                                                                                                     6,173,674
                                                                                                 -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

   PRINCIPAL
     VALUE
    (LOCAL                                                                             STATED        VALUE
   CURRENCY)                            DESCRIPTION                          COUPON   MATURITY    (US DOLLARS)
--------------   ---------------------------------------------------------   ------   --------   -------------
BONDS AND NOTES (b) - (CONTINUED)

                 UKRAINE - 3.6%
       800,000   Alfa Bank Ukraine (USD) .................................    9.75%   12/22/09   $     780,320
     1,070,000   EX-IM Bank of Ukraine (USD) .............................    7.65%   09/07/11       1,073,263
     4,000,000   JSCB Ukrsotsbank, Credit Linked Note (USD) ..............   12.00%   10/15/12         817,652
       500,000   UBS AG Jersey Branch (USD) ..............................    9.13%   06/21/10         490,000
     1,480,000   UKraine Government International Bond (USD) .............    6.75%   11/14/17       1,456,320
                                                                                                 -------------
                                                                                                     4,617,555
                                                                                                 -------------
                 URUGUAY - 3.0%
     1,390,000   Republic Orient Uruguay (USD) ...........................    7.63%   03/21/36       1,520,313
    37,710,000   Republic Orient Uruguay (UYU) ...........................    5.00%   09/14/18       1,895,048
     8,560,000   Republic Orient Uruguay (UYU) ...........................    4.25%   04/05/27         402,449
                                                                                                 -------------
                                                                                                     3,817,810
                                                                                                 -------------
                 VENEZUELA - 5.6%
     2,670,000   Petroleos de Venezuela SA (USD) .........................    5.38%   04/12/27       1,624,695
     1,370,000   Republic of Venezuela (USD) .............................    5.75%   02/26/16       1,109,700
     2,600,000   Republic of Venezuela (USD) .............................    7.65%   04/21/25       2,229,500
     2,250,000   Republic of Venezuela (USD) .............................    9.25%   09/15/27       2,260,463
                                                                                                 -------------
                                                                                                     7,224,358
                                                                                                 -------------

                 TOTAL BONDS AND NOTES ...................................                          73,851,819
                 (Cost $72,670,853)                                                              -------------

    SHARES                                        DESCRIPTION                                        VALUE
--------------   -----------------------------------------------------------------------------   -------------
COMMON STOCKS - 45.9%

                 ARGENTINA - 0.8%
        23,200   Tenaris SA, ADR .............................................................   $   1,037,736
                                                                                                 -------------
                 BRAZIL - 7.6%
        52,300   Banco Bradesco SA, ADR ......................................................       1,673,600
        78,000   Companhia Vale do Rio Doce, ADR .............................................       2,182,440
        45,370   Lojas Renner SA .............................................................         917,595
        22,300   Petroleo Brasileiro SA, ADR .................................................       2,145,706
        43,000   Souza Cruz SA ...............................................................       1,164,382
        28,000   Telecomunicacoes de Sao Paulo SA ............................................         731,461
        24,600   Ultrapar Participacoes SA, Preference Shares ................................         870,674
                                                                                                 -------------
                                                                                                     9,685,858
                                                                                                 -------------
                 CHILE - 1.1%
        29,000   Banco Santander Chile SA, ADR ...............................................       1,478,710
                                                                                                 -------------
                 CHINA - 5.8%
        95,000   China Mobile Ltd. ...........................................................       1,654,379
       170,000   CLP Holdings Ltd. ...........................................................       1,154,984
       300,000   Dah Sing Banking Group Ltd. .................................................         693,216
       200,000   Hang Lung Group Ltd. ........................................................       1,080,696
       920,000   PetroChina Company Ltd., H Shares ...........................................       1,620,437


                        See Notes to Financial Statements                Page 11

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

    SHARES                                        DESCRIPTION                                        VALUE
--------------   -----------------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

                 CHINA - (CONTINUED)
       490,000   Swire Pacific Ltd., B Shares ................................................   $   1,294,604
                                                                                                 -------------
                                                                                                     7,498,316
                                                                                                 -------------
                 CZECH REPUBLIC - 1.1%
         9,000   Erste Bank der Oesterreichischen Sparkassen AG. .............................         638,877
         3,000   Komercni Banka AS ...........................................................         713,451
                                                                                                 -------------
                                                                                                     1,352,328
                                                                                                 -------------
                 HUNGARY - 1.0%
         5,300   Richter Gedeon, Sponsored GDR ...............................................       1,272,064
                                                                                                 -------------
                 INDIA - 4.5%
        75,000   Gail India Ltd. .............................................................       1,021,285
        20,000   Glaxosmithkline Pharmaceuticals Ltd. ........................................         521,223
         8,000   Grasim Industries Ltd. ......................................................         735,836
        40,000   Hero Honda Motors Ltd. ......................................................         699,656
        13,000   Housing Development Finance Corp. Ltd. ......................................         938,794
        33,000   ICICI Bank Ltd. .............................................................       1,037,095
        74,000   Satyam Computer Services Ltd. ...............................................         848,611
                                                                                                 -------------
                                                                                                     5,802,500
                                                                                                 -------------
                 INDONESIA - 1.7%
       300,000   PT Astra International Tbk ..................................................         860,116
     1,800,000   PT Unilever Indonesia Tbk ...................................................       1,272,981
                                                                                                 -------------
                                                                                                     2,133,097
                                                                                                 -------------
                 MALAYSIA - 1.8%
        68,000   British American Tobacco Malaysia Berhad ....................................         846,235
       455,000   Public Bank Berhad ..........................................................       1,504,327
                                                                                                 -------------
                                                                                                     2,350,562
                                                                                                 -------------
                 MEXICO - 5.1%
        48,900   Fomento Economico Mexicano, S.A.B. de C.V., Sponsored ADR ...................       1,866,513
        34,000   Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR ...................         854,080
       361,000   Grupo Continental, S.A.B. ...................................................         854,680
       297,000   Grupo Financiero Banorte, S.A.B. de C.V., O Shares ..........................       1,226,717
       274,000   Kimberly-Clark de Mexico, S.A.B. de C.V., A Shares ..........................       1,201,259
       390,000   SARE Holding S.A.B de C.V., B Shares (e) ....................................         513,840
                                                                                                 -------------
                                                                                                     6,517,089
                                                                                                 -------------
                 PHILIPPINES - 1.1%
       970,000   Bank of the Philippine Islands ..............................................       1,439,048
                                                                                                 -------------
                 QATAR - 0.6%
        16,000   Qatar Insurance Company (e) .................................................         755,930
                                                                                                 -------------
                 RUSSIA - 1.0%
        15,000   LUKOIL, ADR .................................................................       1,294,500
                                                                                                 -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

    SHARES                                        DESCRIPTION                                        VALUE
--------------   -----------------------------------------------------------------------------   -------------
COMMON STOCKS - (CONTINUED)

                 SOUTH AFRICA - 1.9%
       162,000   Massmart Holdings Ltd. ......................................................   $   1,699,421
       188,000   Truworths International Ltd. ................................................         744,954
                                                                                                 -------------
                                                                                                     2,444,375
                                                                                                 -------------
                 SOUTH KOREA - 3.5%
        55,000   Pusan Bank ..................................................................         916,045
         6,300   Samsung Electronics Company Ltd., Preference Shares .........................       2,858,309
           850   Shinsegae Company Ltd. ......................................................         655,009
                                                                                                 -------------
                                                                                                     4,429,363
                                                                                                 -------------
                 TAIWAN - 3.1%
     1,000,000   Fubon Financial Holdings Company, Ltd. ......................................         882,218
     1,140,000   Taiwan Mobile Company, Ltd. .................................................       1,517,472
       823,599   Taiwan Semiconductor Manufacturing Company, Ltd. ............................       1,561,534
                                                                                                 -------------
                                                                                                     3,961,224
                                                                                                 -------------
                 THAILAND - 1.9%
       220,000   PTT Exploration and Production Public Company Ltd. ..........................       1,071,100
       200,000   Siam Cement Public (The) Company Ltd. .......................................       1,380,416
                                                                                                 -------------
                                                                                                     2,451,516
                                                                                                 -------------
                 TURKEY - 2.3%
       249,000   Aksigorta AS ................................................................       1,458,764
         9,000   Bim Birlesik Magazalar AS ...................................................         802,960
        35,350   Migros Turk TAS .............................................................         689,178
                                                                                                 -------------
                                                                                                     2,950,902
                                                                                                 -------------

                 TOTAL COMMON STOCKS .........................................................      58,855,118
                 (Cost $ 44,061,928)                                                             -------------

                 TOTAL INVESTMENTS - 103.6% ..................................................     132,706,937
                 (Cost $116,732,781) (f)

                 LOAN OUTSTANDING - (6.2)% ...................................................      (8,000,000)
                 NET OTHER ASSETS AND LIABILITIES - 2.6% .....................................       3,405,196
                                                                                                 -------------
                 NET ASSETS - 100.0% .........................................................   $ 128,112,133
                                                                                                 =============

-------------------
      (a) All percentages shown in the Portfolio of Investments are based on net assets.

      (b) Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Sub-Advisor.

      (c) Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2007.

      (d) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflets the rate in effect at December 31, 2007.

      (e)   Non-income producing security.

      (f)   Aggregate cost for federal income tax purposes is $117,601,678.


                        See Notes to Financial Statements                Page 13

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2007

      ADR   American Depositary Receipt
      ARS   Argentine Peso
      BRL   Brazilian Real
      COP   Colombian Peso
      EGP   Egyptian Pound
      GBP   British Pound Sterling
      GDR   Global Depositary Receipt
      INR   Indian Rupee
      MXN   Mexican Peso
      PEN   Peruvian New Sol
      RUB   Russian Ruble
      TRY   Turkish Lira
      USD   United States Dollar
      UYU   Uruguayan Peso
      ZAR   South African Rand


Page 14                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2007

                FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                          CONTRACTS TO RECEIVE
             ----------------------------------------------
                                                                   NET            NET
                                                     IN        UNREALIZED     UNREALIZED
EXPIRATION          LOCAL           VALUE IN      EXCHANGE    APPRECIATION   DEPRECIATION
   DATE          CURRENCY (a)        U.S. $      FOR U.S. $   OF CONTRACTS   OF CONTRACTS
----------   -------------------   ----------   -----------   ------------   ------------
01/25/08     BRL       1,407,000   $  787,317   $   793,570   $         --   $     (6,253)
01/25/08     COP   3,798,018,000    1,874,638     1,869,103          5,535             --
01/25/08     MXN      13,646,000    1,248,071     1,267,215             --        (19,144)
                                                              ------------   ------------
                                                              $      5,535   $    (25,397)
                                                              ------------   ------------

                FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                          CONTRACTS TO DELIVER
             ----------------------------------------------
                                                                   NET            NET
                                                     IN        UNREALIZED     UNREALIZED
EXPIRATION          LOCAL           VALUE IN      EXCHANGE    APPRECIATION   DEPRECIATION
   DATE          CURRENCY (a)        U.S. $      FOR U.S. $   OF CONTRACTS   OF CONTRACTS
----------   -------------------   ----------   -----------   ------------   ------------
01/25/08     BRL       5,231,000   $2,927,117   $ 2,849,128   $         --   $    (77,989)
01/25/08     COP   3,798,018,000    1,874,638     1.851,788             --        (22,850)
01/25/08     MXN      32,069,000    2,933,049     2,944,001         10,952             --
01/25/08     TRY       4,533,000    3,834,200     3,650,934             --       (183,266)
01/25/08     ZAR       9,944,000    1,448,204     1,488,188         39,984             --)
                                                              ------------   ------------
                                                              $     50,936   $   (284,105)
                                                              ------------   ------------

Unrealized Appreciation (Depreciation) ....................   $     56,471   $   (309,502)
                                                              ============   ============
Net Unrealized Appreciation (Depreciation) ................                  $   (253,031)
                                                                             ============

(a) Please see page 14 for currency descriptions.


                        See Notes to Financial Statements                Page 15

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
Investments, at value
   (Cost $116,732,781) ................................................   $  132,706,937
Cash ..................................................................        1,896,752
Foreign currency (Cost $393,239) ......................................          392,379
Unrealized appreciation on forward foreign currency contracts .........           56,471
Prepaid expenses ......................................................              688
Receivables:
   Interest ...........................................................        1,634,766
   Investment securities sold .........................................          130,375
   Dividends ..........................................................           52,335
                                                                          --------------
      Total Assets ....................................................      136,870,703
                                                                          --------------
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts .........          309,502

Payables:
   Outstanding loan ...................................................        8,000,000
   Investment advisory fees ...........................................          116,394
   Printing fees ......................................................           68,940
   Audit and tax fees .................................................           63,515
   Foreign capital gains tax ..........................................           52,950
   Legal fees .........................................................           49,710
   Custodian fees .....................................................           48,800
   Interest and fees due on loan ......................................           16,394
   Administrative fees ................................................           11,639
   Transfer agent fees ................................................            4,317
   Trustees' fees and expenses ........................................              769
Accrued expenses and other liabilities ................................           15,640
                                                                          --------------
      Total Liabilities ...............................................        8,758,570
                                                                          --------------
NET ASSETS ............................................................   $  128,112,133
                                                                          ==============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $  112,378,461
Par value .............................................................           59,052
Accumulated net investment income (loss) ..............................         (533,901)
Accumulated net realized gain (loss) on investments sold,
   forward foreign currency contracts and foreign currency
   transactions .......................................................          469,318
Net unrealized appreciation (depreciation) on investments,
   forward foreign currency contracts and foreign currency
   translation ........................................................       15,739,203
                                                                          --------------
NET ASSETS ............................................................   $  128,112,133
                                                                          ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..   $        21.69
                                                                          ==============
Number of Common Shares outstanding (unlimited number of Common
   Shares has been authorized) ........................................        5,905,236
                                                                          ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $58,560) ...................   $   6,438,200
Dividends (net of foreign withholding tax of $130,160) .................       1,603,215
                                                                           -------------
      Total investment income ..........................................       8,041,415
                                                                           -------------
EXPENSES:
Investment advisory fees ...............................................       1,350,291
Interest and fees on loan ..............................................         587,874
Custodian fees .........................................................         193,918
Administration fees ....................................................         135,029
Legal fees .............................................................          64,562
Audit and tax fees .....................................................          58,423
Trustees' fees and expenses ............................................          40,560
Transfer agent fees ....................................................          29,168
Printing fees ..........................................................          18,864
Other ..................................................................         105,251
                                                                           -------------
      Total expenses ...................................................       2,583,940
                                                                           -------------
NET INVESTMENT INCOME ..................................................       5,457,475
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .........................................................       6,528,524
   Forward foreign currency contracts ..................................      (2,331,326)
   Foreign currency transactions .......................................       1,324,393
                                                                           -------------
Net realized gain (loss) ...............................................       5,521,591
                                                                           -------------
Net change in unrealized appreciation (depreciation) on:
   Investments (a) .....................................................       5,812,225
   Forward foreign currency contracts ..................................         496,777
   Foreign currency translation ........................................          (6,783)
                                                                           -------------
Net change in unrealized appreciation (depreciation) ...................       6,302,219
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ................................      11,823,810
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $  17,281,285
                                                                           =============

-----------------
(a) Change in unrealized appreciation (depreciation) on investments is net of decrease in foreign capital gains tax payable of $52,950.


                        See Notes to Financial Statements                Page 17

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR           PERIOD
                                                                          ENDED            ENDED
                                                                        12/31/2007    12/31/2006 (a)
                                                                      -------------   ---------------
OPERATIONS:
Net investment income (loss) ......................................   $   5,457,475   $    1,706,538
Net realized gain (loss) ..........................................       5,521,591         (111,162)
Net change in unrealized appreciation (depreciation) ..............       6,302,219        9,436,984
                                                                      -------------   --------------
Net increase (decrease) in net assets resulting from operations ...      17,281,285       11,032,360
                                                                      -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................      (4,640,236)      (1,857,306)
Net realized gain .................................................      (6,048,241)              --
Return of capital .................................................              --         (209,527)
                                                                      -------------   --------------
Total distributions to shareholders ...............................     (10,688,477)      (2,066,833)
                                                                      -------------   --------------

CAPITAL TRANSACTIONS:
Net proceeds from sale of 5,905,236 Common Shares .................              --      112,790,008
Offering costs ....................................................              --         (236,210)
                                                                      -------------   --------------
Total capital transactions ........................................              --      112,553,798
                                                                      -------------   --------------
Net increase (decrease) in net assets .............................       6,592,808      121,519,325

NET ASSETS:
Beginning of period ...............................................     121,519,325               --
                                                                      -------------   --------------
End of period .....................................................   $ 128,112,133   $  121,519,325
                                                                      =============   ==============
Accumulated net investment income (loss) at end of period .........   $    (533,901)  $     (235,718)
                                                                      =============   ==============

----------------
(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.


Page 18                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...........................   $  17,281,285
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ....................................................    (124,637,315)
   Sales and maturities of investments .........................................     130,693,958
   Net amortization/accretion of premium/discount on investments ...............        (207,780)
   Net realized gain on investments ............................................      (6,528,524)
   Net change in unrealized appreciation (depreciation) on investments .........      (5,812,225)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in net unrealized appreciation (depreciation) on forward foreign
      currency contracts .......................................................        (496,777)
   Decrease in dividends receivable ............................................          24,039
   Decrease in interest receivable .............................................         202,652
   Decrease in prepaid expenses ................................................          10,731
   Increase in receivable for investment securities sold .......................         (34,070)
   Decrease in payable for investment securities purchased .....................         (38,598)
   Decrease in interest and fees due on loan payable ...........................         (26,457)
   Increase in investment advisory fees payable ................................           7,330
   Increase in audit and tax fees payable ......................................           7,816
   Increase in legal fees payable ..............................................          12,886
   Decrease in printing fees payable ...........................................         (17,812)
   Decrease in transfer agent fees payable .....................................          (1,199)
   Increase in administrative fees payable .....................................             733
   Decrease in custodian fees payable ..........................................            (136)
   Increase in Trustees' fees and expenses payable .............................             769
   Increase in accrued expenses and other liabilities ..........................          13,504
                                                                                   -------------
CASH PROVIDED BY OPERATING ACTIVITIES ..........................................                   $  10,454,810
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders ........................................     (10,688,477)
   Issuances of loan ...........................................................       4,000,000
   Repayments of loan ..........................................................      (3,000,000)
                                                                                   -------------
CASH USED BY FINANCING ACTIVITIES ..............................................                      (9,688,477)
                                                                                                   -------------
Increase in cash and foreign currency (a) ......................................                         766,333
Cash and foreign currency at beginning of period ...............................                       1,522,798
                                                                                                   -------------
Cash and foreign currency at end of period .....................................                   $   2,289,131
                                                                                                   =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ..............................                   $     614,331
                                                                                                   =============

-----------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,438).


                        See Notes to Financial Statements                Page 19

FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                YEAR          PERIOD
                                                                                ENDED          ENDED
                                                                             12/31/2007   12/31/2006 (a)
                                                                             ----------   --------------
Net asset value, beginning of period ......................................  $    20.58   $        19.10 (b)
                                                                             ----------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................................        0.92             0.29
Net realized and unrealized gain (loss) ...................................        2.00             1.58
                                                                             ----------   --------------
Total from investment operations ..........................................        2.92             1.87
                                                                             ----------   --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................................................       (0.79)           (0.31)
Net realized gain .........................................................       (1.02)              --
Return of capital .........................................................          --            (0.04)
                                                                             ----------   --------------
Total distributions .......................................................       (1.81)           (0.35)
                                                                             ----------   --------------
Common Share offering costs charged to paid-in capital ....................          --            (0.04)
                                                                             ----------   --------------
Net asset value, end of period ............................................  $    21.69   $        20.58
                                                                             ==========   ==============
Market value, end of period ...............................................  $    19.50   $        19.03
                                                                             ==========   ==============
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) .............................       15.74%            9.74%
                                                                             ==========   ==============
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ................................       12.53%           (3.10)%
                                                                             ==========   ==============

--------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................................  $  128,112   $      121,519
Ratio of total expenses to average net assets .............................        2.04%            2.16% (f)
Ratio of total expenses to average net assets excluding interest expense ..        1.58%            2.05% (f)
Ratio of net investment income to average net assets ......................        4.31%            4.27% (f)
Portfolio turnover rate ...................................................          95%              40%

DEBT:
Loan outstanding (in 000's) ...............................................  $    8,000   $        7,000
Asset coverage per $1,000 of indebtedness (g) .............................  $   17,014   $       18,360

--------------------------------------------------------------------------
(a) Initial seed date of July 14, 2006. The Fund commenced operations on August 28, 2006.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d)   Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share market price per share, all based on Common Share market price per share.

(f)   Annualized

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.


Page 20                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2007

                               1. FUND DESCRIPTION

First Trust/Aberdeen Emerging Opportunity Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEO on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return. The Fund pursues its objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or commercial paper or notes issued by the Fund). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, if any, from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency-linked notes and credit-linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. FORWARD FOREIGN CURRENCY CONTRACTS:

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2007

Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the Schedule of Forward Foreign Currency Contracts.

C. CREDIT LINKED NOTES:

The Fund invests in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities". Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At December 31, 2007, the Fund had no when-issued or delayed-delivery purchase commitments.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2007

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 2007, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) by $1,115,422, an increase in accumulated net realized gain (loss) of $1,022,180 and an increase to paid-in capital of $93,242. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended December 31, 2007 and the period ended December 31, 2006, was as follows:

                                                         2007           2006
                                                    -------------   -----------
Ordinary Income .................................   $   8,313,201   $ 1,857,306
Long-Term Capital Gains .........................       2,375,276            --
Return of Capital ...............................              --       209,527

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...................   $     258,076
Accumulated Long-Term Gains .....................   $     493,788
Net Unrealized Appreciation (Depreciation) ......   $  14,922,756

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of December 31, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Aberdeen Asset Management Inc. have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs of $236,210 was recorded as a reduction of the proceeds from the sale of Common Shares during the period ended December 31, 2006.

J. ACCOUNTING PRONOUNCEMENT:

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2007

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, each committee chairman will serve two years before rotating to serve as chairman of another committee.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2007, were $124,637,315 and $ 130,693,958, respectively.

As of December 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,107,872 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,002,613.

                                5. COMMON SHARES

As of December 31, 2007, 5,905,236 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized for the Fund's Dividend Reinvestment Plan.

                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of preferred shares of beneficial interest (the "Preferred Shares"), with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of December 31, 2007, no Preferred Shares had been issued.

                           7. REVOLVING LOAN AGREEMENT

The Fund has entered into a revolving loan agreement with certain primary and secondary lenders, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $28,000,000. For the year ended December 31, 2007, the average amount outstanding was $8,427,397. The high and low annual interest rates during the year ended December 31, 2007, were 6.05% and 5.31%, respectively, and the weighted average interest rate was 5.90%. The interest rate at December 31, 2007 was 5.68%. The Fund also pays a commitment fee of 0.325% per year, which is included in "Interest and fees on loan" on the Statement of Operations. The revolving loan agreement has been extended until November 17, 2008.

                                8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2007

                             9. RISK CONSIDERATIONS

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond and equity portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 80% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in equity or fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad.

CREDIT LINKED NOTES RISK: The Fund may invest up to 35% of its managed assets in credit linked notes. Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The Fund also bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                                DECEMBER 31, 2007

LEVERAGE RISK: The Fund may use leverage for investment purposes, to finance the repurchase of its common shares and to meet cash requirements. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce return; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value than if the Fund were not leveraged; and (iv) when the Fund uses financial leverage, the investment advisory fee payable to the advisor (and by the advisor to the sub-advisor) will be higher than if the Fund did not use leverage. Additionally, the Fund relies on a line of credit provided by a lending institution to facilitate its leverage strategy. In periods of market volatility and uncertainty in debt markets, the lending institution may choose to terminate the line of credit, adversely affecting the Fund's investment flexibility.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the "Fund"), including the portfolio of investments, as of December 31, 2007, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period August 28, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations and its cash flows, changes in its net assets, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCH LLP

Chicago, Illinois
February 20, 2008

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund (formerly known as First Trust/Fiduciary Asset Management Covered Call Fund), First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was held on April 16, 2007. At the Annual Meeting, Trustee Keith was elected for a one-year term; Trustees Erickson and Kadlec were elected for two-year terms; and Trustees Bowen and Nielson were elected for three-year terms. The number of votes cast in favor of James A. Bowen was 4,143,954, the number of votes withheld was 121,491 and the number of abstentions was 1,639,791. The number of votes cast in favor of Niel B. Nielson was 4,213,834, the number of votes withheld was 51,611 and the number of abstentions was 1,639,791. The number of votes cast in favor of Richard E. Erickson was 4,214,742, the number of votes withheld was 50,703 and the number of abstentions was 1,639,791. The number of votes cast in favor of Thomas R. Kadlec was 4,212,834, the number of votes withheld was 52,611 and the number of abstentions was 1,639,791. The number of votes cast in favor of Robert F. Keith was 4,213,834, the number of votes withheld was 51,611 and the number of abstentions was 1,639,791.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 10, 2007, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                BY-LAW AMENDMENT

On December 11, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                                CHANGE IN POLICY

Prior to April 29, 2007, the Fund was permitted to engage in currency hedging transactions only for portfolio hedging transactions involving portfolio positions. At a meeting held on February 21, 2007, the Board of Trustees of the Fund adopted a policy to permit the Fund to engage in currency transactions to hedge interest rate and currency risks associated with the Fund's borrowings. This change in policy was not required to be, and was not, approved by the shareholders of the Fund. The new policy was changed by the Board of Trustees without shareholder approval. The new policy went into effect on April 29, 2007.

                                 TAX INFORMATION

The Fund hereby designates as qualified dividend income distributions 9.51% of its ordinary income distributions (including short-term capital gains) for the year ended December 31, 2007.

For the year ended December 31, 2007, the amount of long-term capital gain distributions designated by the Fund was $2,375,276, which is taxable at a 15% rate for federal income tax purposes.

The Fund meets the requirements of Section 853 of the Code, and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $7,463,029 (representing a total of $1.26 per share). The total amount of taxes paid to such countries is $188,720 (representing a total of $0.03 per share).

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

0 Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN             OTHER
                                                                                    THE FIRST TRUST       TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH    TERM OF OFFICE AND     PRINCIPAL OCCUPATIONS          FUND COMPLEX         DIRECTORSHIPS
AND POSITION WITH THE FUND      LENGTH OF SERVICE       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                                  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Two Year Term      Physician; President,                58                    None
c/o First Trust Advisors L.P.                        Wheaton Orthopedics;
1001 Warrenville Road,          o Since Fund         Co-owner and Co-
   Suite 300                      Inception          Director (January 1996 to
Lisle, IL 60532                                      May 2007), Sports Med
D.O.B. 04/51                                         Center for Fitness;
                                                     Limited Partner,
                                                     Gundersen Real Estate
                                                     Partnership; Limited
                                                     Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       o Two Year Term      Senior Vice President and            58                    None
c/o First Trust Advisors L.P.                        Chief Financial Officer
1001 Warrenville Road,          o Since Fund         (May 2007 to Present),
   Suite 300                      Inception          Vice President and Chief
Lisle, IL 60532                                      Financial Officer (1990
D.O.B. 11/57                                         to May 2007), ADM
                                                     Investor Services, Inc.
                                                     (Futures Commission
                                                     Merchant); President
                                                     (May 2005 to Present),
                                                     ADM Derivatives, Inc.;
                                                     Registered Representative
                                                     (2000 to Present),
                                                     Segerdahl & Company,
                                                     Inc., a FINRA member
                                                     (Broker-Dealer)

Robert F. Keith, Trustee        o One Year Term      President (2003 to                   58                    None
c/o First Trust Advisors L.P.                        Present), Hibs
1001 Warrenville Road,          o Since Fund         Enterprises (Financial and
   Suite 300                      Inception          Management Consulting);
Lisle, IL 60532                                      President (2001 to 2003),
D.O.B. 11/56                                         Aramark Service Master
                                                     Management; President
                                                     and Chief Operating
                                                     Officer (1998 to 2003),
                                                     Service Master
                                                     Management Services

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN             OTHER
                                                                                    THE FIRST TRUST       TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH    TERM OF OFFICE AND     PRINCIPAL OCCUPATIONS          FUND COMPLEX         DIRECTORSHIPS
 AND POSITION WITH THE FUND     LENGTH OF SERVICE       DURING PAST 5 YEARS       OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
                                              INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson, Trustee        o Three Year Term    President (June 2002 to             58             Director of Covenant
c/o First Trust Advisors L.P.                        Present), Covenant                                 Transport Inc.
1001 Warrenville Road,          o Since Fund         College
   Suite 300                      Inception
Lisle, IL 60532
D.O.B. 03/54

----------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------

James A. Bowen 1, Trustee,      o Three Year         President, First Trust              58             Trustee of Wheaton
President, Chairman of the        Trustee Term and   Advisors L.P. and First                            College Trust
Board and CEO                     Indefinite         Trust Portfolios L.P.;
1001 Warrenville Road,            Officer Term       Chairman of the Board of
   Suite 300                                         Directors, BondWave
Lisle, IL 60532                 o Since Fund         LLC (Software Development
D.O.B. 09/55                      Inception          Company/Broker-Dealer)
                                                     and Stonebridge Advisors
                                                     LLC (Investment Advisor)

    NAME, ADDRESS                 POSITION AND OFFICES           TERM OF OFFICE AND                PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH                   WITH FUND                  LENGTH OF SERVICE                  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT TRUSTEES 2
---------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                  Treasurer, Controller,         o Indefinite term                Chief Financial Officer,
1001 Warrenville Road,           Chief Financial Officer                                         First Trust Advisors L.P.
   Suite 300                     and Chief Accounting           o Since Fund Inception           and First Trust Portfolios
Lisle, IL 60532                  Officer                                                         L.P.; Chief Financial
D.O.B. 11/57                                                                                     Officer, BondWave LLC
                                                                                                 (Software Development
                                                                                                 Company/Broker-Dealer)
                                                                                                 and Stonebridge Advisors
                                                                                                 LLC (Investment Advisor)

------------------
      1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

      2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES        TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND             LENGTH OF SERVICE           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
                                OFFICERS WHO ARE NOT TRUSTEES 2 - (CONTINUED)
------------------------------------------------------------------------------------------------------------
Kelley A. Christensen     Vice President              o Indefinite term         Assistant Vice President,
1001 Warrenville Road,                                                          First Trust Advisors L.P.
   Suite 300                                          o Since December 10,      and First Trust Portfolios
Lisle, IL 60532                                         2006                    L.P.
D.O.B. 09/70

James M. Dykas            Assistant Treasurer         o Indefinite term         Senior Vice President
1001 Warrenville Road,                                                          (April 2007 to Present),
   Suite 300                                          o Since Fund Inception    Vice President (January
Lisle, IL 60532                                                                 2005 to April 2007), First
D.O.B. 01/66                                                                    Trust Advisors L.P. and
                                                                                First Trust Portfolios L.P.;
                                                                                Executive Director
                                                                                (December 2002 to
                                                                                January 2005), Vice
                                                                                President (December 2000
                                                                                to December 2002), Van
                                                                                Kampen Asset
                                                                                Management and Morgan
                                                                                Stanley Investment
                                                                                Management

Christopher R. Fallow     Assistant Vice President    o Indefinite term         Assistant Vice President
1001 Warrenville Road,                                                          (August 2006 to Present),
   Suite 300                                          o Since December 10,      Associate (January 2005
Lisle, IL 60532                                         2006                    to August 2006), First
D.O.B. 04/79                                                                    Trust Advisors L.P. and
                                                                                First Trust Portfolios L.P.;
                                                                                Municipal Bond Trader
                                                                                (July 2001 to January
                                                                                2005), BondWave LLC
                                                                                (Software Development
                                                                                Company/Broker-Dealer)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
                          DECEMBER 31, 2007 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES        TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH FUND              LENGTH OF SERVICE           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
                               OFFICERS WHO ARE NOT TRUSTEES 2 - (CONTINUED)
------------------------------------------------------------------------------------------------------------
W. Scott Jardine          Secretary and Chief         o Indefinite term         General Counsel, First
1001 Warrenville Road,    Compliance Officer                                    Trust Advisors L.P. and
   Suite 300                                          o Since Fund Inception    First Trust Portfolios L.P.;
Lisle, IL 60532                                                                 Secretary, BondWave LLC
D.O.B. 05/60                                                                    (Software Development
                                                                                Company/Broker-Dealer)
                                                                                and Stonebridge Advisors
                                                                                LLC (Investment Advisor)

Daniel J. Lindquist       Vice President              o Indefinite term         Senior Vice President
1001 Warrenville Road,                                                          (September 2005 to
   Suite 300                                          o Since Fund Inception    Present), Vice President
Lisle, IL 60532                                                                 (April 2004 to September
D.O.B. 02/70                                                                    2005), First Trust Advisors
                                                                                L.P. and First Trust
                                                                                Portfolios L.P.; Chief
                                                                                Operating Officer (January
                                                                                2004 to April 2004), Mina
                                                                                Capital Management,
                                                                                LLC; Chief Operating
                                                                                Officer (April 2000 to
                                                                                January 2004), Samaritan
                                                                                Asset Management Services,
                                                                                Inc.

Kristi A. Maher           Assistant Secretary         o Indefinite term         Deputy General Counsel
1001 Warrenville Road,                                                          (May 2007 to Present),
   Suite 300                                          o Since Fund Inception    Assistant General Counsel
Lisle, IL 60532                                                                 (March 2004 to May
D.O.B. 12/66                                                                    2007), First Trust Advisors
                                                                                L.P. and First Trust
                                                                                Portfolios L.P.; Associate
                                                                                (December 1995 to March
                                                                                2004), Chapman and
                                                                                Cutler LLP

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

[LOGO]FIRSTTRUST
      ADVISORS L.P.

INVESTMENT ADVISOR

First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR

Aberdeen Asset Management Inc.
1735 Market Street
Philadelphia, PA 19103

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $15,500 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $41,000 for 2007.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $2,600 for 2007. These fees were for additional audit work.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $2,600 for 2007. These fees were for additional audit work.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $4,350 for 2007.

                TAX FEES (INVESTMENT ADVISER) --The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $0 for 2007.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $657.10 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $445.90 for 2007.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $23,303 from the inception of Registrant on July 14, 2006 through December 31, 2006 and $16,769 for 2007. These fees were for compliance consulting services.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from the inception of the Registrant on July 14, 2006 through December 31, 2006 were $657.10 for the Registrant and $48,303 for the Registrant's investment adviser, respectively, and for 2007 were $4,795.90 for the Registrant and $23,769 for the Registrant's investment adviser, respectively.

     (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                        ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES

          The Advisers have adopted written Proxy Voting Policies and Procedures ("Proxy Procedures"), as required by Rule 206(4)-6 under the Advisers Act, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.

          See SEC Release No. IA-2106 (Jan. 31, 2003). See also, SEC Release No. IC-25922 (Jan.31, 2003) relating to voting proxies of portfolio securities of registered investment companies. The Proxy Procedures (and related Proxy Voting Guidelines) are attached below.

          Under the Proxy Procedures, Aberdeen votes proxies relating to equity portfolio securities in the best interests of clients, unless the client contract specifies that Aberdeen will not vote. Aberdeen seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of shareholders and others. Thus, Aberdeen may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. While Aberdeen has written guidelines for certain issues on which votes may be cast, each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the respective advisory agreement, and all relevant facts and circumstances at the time of the vote. Aberdeen may cast proxy votes in favor of management's proposals or seek to change the views of management, considering specific issues, as they arise, on their merits.


                        ABERDEEN U.S. REGISTERED ADVISERS
                      PROXY VOTING POLICIES AND PROCEDURES
                             AS OF FEBRUARY 8, 2006

         The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management
Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

         Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Asset Managers Limited ("Aberdeen UK"), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen
Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

         Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen .US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I.       DEFINITIONS

          A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

          B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.      GENERAL VOTING POLICIES

          A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

          B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

          C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

          D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen
Advisers may vote the same securities differently depending upon clients' directions.

          E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

          F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

                1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

                2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

                3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

                4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

                5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

                6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

          G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

          H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

          I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

          J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.     SPECIFIC VOTING POLICIES

          A. General Philosophy.

                 o Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

                 o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

                 o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

          B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

          C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

          D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

          E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

          F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.      PROXY VOTING PROCEDURES

         This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

          A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's designated proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

          B. Material Conflicts of Interest.

                1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

                2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and
         Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

          C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

          D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

                1.    Aberdeen US Clients

                  The designated PA for Aberdeen US ("PA-US"), and the designated PA for Aberdeen UK ("PA-UK"), are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the funds which are sub-advised by Aberdeen US, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

                  Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

                  In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Aberdeen US proxy committee ("PC-US/UK"). Under Aberdeen US's MOU with Aberdeen UK, the PC-US/UK is headquartered in Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team.,. The PC-US/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-US/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the PC-US/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

                  Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-US with access to ProxyEdge. . Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

                2.    Aberdeen Singapore Clients

                  Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and the Canadian investment funds and will instruct the PA-US Aberdeen US accordingly. The PA-US shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-US uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

                  Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-Asia") located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-US to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

          E. Review. Each designated PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.       DOCUMENTATION, RECORDKEEPING AND REPORTING REQUIREMENTS

          A. Documentation. The Aberdeen PAs are responsible for:

                1. Implementing and updating these Policies and Procedures;

                2. Overseeing the proxy voting process;

                3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

                4.  Maintaining  manual  proxy  voting  records,   if  any,  and
         overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

          B. Record Keeping.

                1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge.

                  A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

                2. As required by Rule 204-2(c), such records will also include:
         (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

                3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

          C. Reporting. For US Funds, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will provide to the client a copy of these
Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy -voting records on such Client accounts to such other adviser.

         For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

          D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser. Each Compliance Department maintains information regarding the PA and the PC for the respective Aberdeen Adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 (A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Aberdeen Asset Management Inc. (the "Sub-Adviser"), serves as the investment sub-adviser for the Registrant. As of December 31, 2007, the fund management team operates in an open-plan environment with collective responsibility for investment decisions and ideas. Investment decisions are typically made by the team as a whole and not by any one individual. By making team decisions, the team seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives.

The Sub-Adviser is a wholly owned subsidiary of Aberdeen Asset Management PLC. The Sub-Adviser may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries (collectively "Aberdeen") for implementing certain portfolio transactions and for providing research services. Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage. Every task undertaken by any individual, be it research, portfolio management or client responsibility, has a dedicated alternate.

1. Mr. Kaloo is responsible for the London based Global Emerging Market ("GEM") Equity Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely.

2. Ms. Irvine is on the GEM Equity Team, where she specializes in the emerging markets of Europe, Africa and the Middle East.

3.  Nothing  further to add to
biographical  information  already  provided.

4. Mr. Diment is Head of Emerging Market Debt and joined Aberdeen following the acquisition of Deutsche Asset Management ("Deutsche") in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen.

5. Mr. Wolman is a Portfolio Manager on the Global Emerging Market Debt Team and has been with Aberdeen since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Markets Debt Investment Committee at Aberdeen and is also responsible for the daily implementation of the investment process.


     NAME                    TITLE               Length of             BUSINESS EXPERIENCE PAST 5 YEARS
    ------                  -------               SERVICE             ---------------------------------
                                                -----------

1. Devan Kaloo          Head of Emerging          Since 2005    Head of Emerging Market Equity for the Aberdeen
                        Markets Equity for the                  Group (since 2005); Portfolio Manager responsible
                        Aberdeen Group                          for Asia ex Japan region (2000-2005)

2. Joanne Irvine        Head of GEM Equity        Since 1996    Head of Global Emerging Market Equity team ex
                        Team ex Asia                            Asia (since 1997)
3. Mark Gordon-James    Investment Manager,       Since 2004    Investment Manager Global Emerging Market Equity
                        GEM Equity Team                         Team (since 2004); Emerging market team of
                                                                Merrill Lynch Investment Managers (pre 2004)

4. Brett Diment         Head of Emerging          Since 2005    Head of Emerging Market Debt (since 1999)
                        Market Debt
5. Max Wolman           Portfolio Manager,        Since 2001    Portfolio Manager, Emerging Market Debt (since
                        Emerging Market Debt                    2001)0



(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

        OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

              The information in the table below is as of December 31, 2007.


                                                                                                  NO. OF
                                                                                                 -------
                                                                                                 ACCOUNTS     TOTAL ASSETS IN
                                                                                                 --------     ---------------
                                                                    TOTAL                         WHERE       ACCOUNTS WHERE
                                                                    -----                         -----       ---------------
NAME OF PORTFOLIO MANAGER                                          NO. OF                      ADVISORY FEE   ADVISORY FEE IS
--------------------------                                         -------                     -------------  ---------------
            OR                                                    ACCOUNTS                     IS BASED ON       BASED ON
            ---                                                   ---------                    ------------      --------
       TEAM MEMBER                   TYPE OF ACCOUNTS              MANAGED      TOTAL ASSETS    PERFORMANCE     PERFORMANCE
       ------------                  ----------------              -------      ------------    -----------     -----------
1.  Devan Kaloo              Registered Investment Companies:         1            $136.1            0               $0
                             Other Pooled Investment Vehicles:        8           $3,055.5           1             $62.3
                             Other Accounts:                         26           $4,986.7           2             $291.2
2.  Joanne Irvine            Registered Investment Companies:         1            $136.1            0               $0
                             Other Pooled Investment Vehicles:       10           $4,107.8           1             $62.3
                             Other Accounts:                         25           $4,881.2           2             $291.2
3.  Mark Gordon-James        Registered Investment Companies:         1            $136.1            0               $0
                             Other Pooled Investment Vehicles:       10           $4,107.8           1             $62.3
                             Other Accounts:                         25           $4,881.2           2             $291.2
4.  Brett Diment             Registered Investment Companies:         2            $602.8            0               $0
                             Other Pooled Investment Vehicles:        7           $1,649.0           0               $0
                             Other Accounts:                          6           $2,191.2           0               $0
5.  Max Wolman               Registered Investment Companies:         3            $757.4            0               $0
                             Other Pooled Investment Vehicles:        2            $567.8            0               $0
                             Other Accounts:                          1            $430.6            0               $0

POTENTIAL CONFLICTS OF INTERESTS

         POTENTIAL CONFLICTS OF INTERESTS

The Sub-Adviser believes that there are no material conflicts of interest in connection with any Portfolio Manager's management of Fund investments and investments of other accounts. The Sub-Adviser has adopted the CFA Institute Code of Ethics and Standards of Professional Conduct and adherence by all employees is mandatory. All employees are expected to avoid any employment, associations or business activities, including personal investments, that interfere with their duties to Aberdeen, divide their loyalty or create or appear to create a conflict of interest. Employees must promptly report any situation or transaction involving an actual or potential conflict of interest to the Compliance Officer.

With regards to allocation, the Sub-Adviser has adopted Best Execution, Soft Dollar, Order Aggregation, and Trade Allocation Policies & Procedures designed among other things to ensure fair treatment of all accounts.

Aberdeen Asset Management Inc. aggregates orders so as to realize the benefits of larger block orders. When executing aggregated orders, it seeks to allocate opportunities to all clients in a consistent manner. Most portfolios are managed to a model based on common attributes to a benchmark with low dispersion between accounts and benchmarks. This is accomplished through the calculation of a 'median account' with this median account becoming the model portfolio. Certain situations such as new portfolio fundings, unique guideline restrictions and the fungability of certain security types may cause us to adjust our weightings. However over time, we expect to minimize the dispersion of account holdings around the model portfolio.

NEW ISSUE ALLOCATION
--------------------

Aberdeen Asset Management Inc. seeks to allocate new issue opportunities to all clients in a consistent manner.

New issue opportunities are allocated according to the following factors:

1. All portfolios are ranked based on their account composition versus their benchmark. The portfolio management team will set a minimum acceptable position size (in terms of percent of market value) for the security.

2. Next, we define the target percentage for our LAB portfolios, depending on the characteristics of the security or the percentage of the account based on that securities' contribution to duration and the current composition of each account.

3. For portfolios with a benchmark other than LAB, we may adjust the target allocation to reflect the characteristics of the non-LAB benchmark.

4. We then determine our desired total par value and give our indication of interest.

5. If our order is completely filled, we will allocate according to the steps outlined above. If we are allotted a significant percentage of our order (typically 70% or more), we will allocate pro-rata based on the initial allocation developed from the steps outlined above. If we are not allotted a significant percentage of our order, we will remove the non-LAB benchmark adjustments and allocate pro-rata based on market value of participating accounts. If this continues to result in accounts receiving less than the minimum target position size, the least deserving accounts (defined as those accounts that are closest to the model account) will be eliminated from the allocation.

BATCH TRANSACTION AND ALLOCATION POLICY - EQUITY
------------------------------------------------

Where practicable, all client portfolio orders for the same security should be combined or "batched" and executed as block transactions in order to facilitate best execution as well as for the purpose of negotiating more favorable brokerage commissions. Where a block trade is executed for a number of client accounts, the average execution price on all of the purchases and sales that are aggregated to this purpose should be used for all accounts.

If an entire block is not fully executed on the same day, an allocation method should be administered that is fair and reasonable to all clients. If it is not practicable to allocate the executed portion of the block on a pro rata basis, allocation may be done on a random account basis (alphabetically, numerically, or otherwise), but any procedure administered should not operate to consistently favor or disfavor the same client accounts. If any method is to be used other than a pro rata method, the manner in which the shares are to be allocated should be documented, disclosed and signed off by the Chief Compliance Officer.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

Each Aberdeen Group member recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of the Aberdeen Group member and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take account of any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the `at risk' performance elements will form the most significant element of total remuneration for executive directors and senior employees.

Base salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager's base salary.

Annual bonus

The Aberdeen Group's policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen, and is dependent on each member of the Aberdeen Group's overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group's profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the investment team. Discretionary bonuses are based on a combination of both the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager's bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% by more subjective issues. Performance for each fund is judged against the benchmark as established in the prospectus. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered.

Although performance is not a substantial portion of a portfolio managers compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and `hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group member's environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via its dynamic compliance monitoring system.

Long term incentives

As part of the effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not "tie in" portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

  The information below is as of December 31, 2007:

      NAME                      DOLLAR RANGE OF FUND SHARES BENEFICIALLY OWNED
      ----                      ----------------------------------------------
     Devan Kaloo                                                $0
     Joanne Irvine                                              $0
     Mark Gordon-James                                          $0
     Brett Diment                                               $0
     Max Wolman                                                 $0


 (B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND

By (Signature and Title)*    /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                             James A. Bowen, Chairman of the Board,
                             President and Chief Executive Officer
                             (principal executive officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*    /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                             Mark R. Bradley, Treasurer, Controller,
                             Chief Financial Officer and Chief
                             Accounting Officer
                             (principal financial officer)

Date              FEBRUARY 26, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.